Exhibit 4.3

CARDINAL HEALTH, INC.

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank

One, N.A., which was formerly known as Bank One, Columbus, N.A)

FIRST SUPPLEMENTAL INDENTURE

Dated as of October 3, 2006

To the Indenture dated as of April 18, 1997

Floating Rate Notes due 2009

5.80% Notes due 2016

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) is entered into as of October 3, 2006 between CARDINAL HEALTH, INC., an Ohio corporation (the “Issuer”), and THE BANK OF NEW YORK TRUST COMPANY, N.A. (successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as Trustee (herein called the “Trustee”).

WHEREAS, the Issuer and the Trustee entered into that certain Indenture, dated as of April 18, 1997 (the “Original Indenture” and, together with this First Supplemental Indenture, the “Indenture”), relating to the Issuer’s unsecured debt securities;

WHEREAS, pursuant to Section 7.1 of the Original Indenture, the Issuer and the Trustee may enter into supplemental indentures to establish the terms and provisions of one or more series of Securities issued pursuant to the Original Indenture;

WHEREAS, pursuant to Section 2.1 of the Original Indenture, the Issuer and the Trustee desire to establish the terms of a series of Securities entitled the “Floating Rate Notes due 2009” (the “Floating Rate Notes”) and a series of Securities entitled the “5.80% Notes due 2016” (the “5.80% Notes,” the Floating Rate Notes and the 5.80% Notes referred to collectively as the “Notes”); and

WHEREAS, the Issuer and the Trustee have duly authorized the execution and delivery of this First Supplemental Indenture to establish the terms of the Notes set forth herein and have done all things necessary to make this First Supplemental Indenture a valid and binding agreement of the parties hereto, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer and the Trustee hereby agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1 Definitions.

(a) Capitalized terms used in this First Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Original Indenture or in the forms of Note attached as exhibits hereto.

(b) The following definitions shall be added to Section 1.1 of the Original Indenture:

“Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Clearstream” means Clearstream Banking S.A. and any successor thereto.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System, and any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“Exchange Notes” means the Notes issued in the Exchange Offer.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Institutional Accredited Investor” means an institution that is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, which is not also a Qualified Institutional Buyer.

“Purchase Agreement” means the Purchase Agreement, dated September 28, 2006, among the Company and the initial purchasers named therein.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 3, 2006, among the Issuer and the initial purchasers named therein.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

ARTICLE TWO

THE NOTES

Section 2.1. Establishment of the Notes; Forms Generally.

(a) Title of the Notes. There shall be (i) a series of Securities designated the “Floating Rate Notes due 2009” and (ii) a series of Securities designated the “5.80% Notes due 2016”.

(b) Aggregate Principal Amount; Terms of Notes. (i) The Floating Rate Notes shall be initially issued in an aggregate principal amount of $350,000,000 and (ii) the 5.80% Notes shall be initially issued in an aggregate principal amount of $500,000,000. The other terms of the Notes are set forth in Exhibits A, B, C and D hereto.

(c) Form and Dating. The Floating Rate Notes shall be substantially in the form of Exhibits A and B hereto. The 5.80% Notes shall be substantially in the form of Exhibits C and D hereto. The Notes shall be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Issuer and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Notes issued on the date hereof will be (i) offered and sold by the Issuer pursuant to the Purchase Agreement and (ii) resold initially only to (A) Persons reasonably believed by an Initial Purchaser to be Qualified Institutional Buyers in reliance on Rule 144A and (B) Persons other than “U.S. persons” (as defined in Rule 902(k) of the Securities Act) in reliance on Regulation S. Such Notes may thereafter be transferred only in accordance with this First Supplemental Indenture or the Original Indenture.

(d) Global Notes. The Floating Rate Notes and the 5.80% Notes each shall be issued initially in the form of two or more permanent global Notes (the “Global Notes”). Floating Rate Notes offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit A (the “Floating Rate Rule 144A Global Note”) and (ii) in “offshore transactions” in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit B (the “Floating Rate Regulation S Global Note”). 5.80% Notes offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit C (the “5.80% Rule 144A Global Note”), and (ii) in “offshore transactions” in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit D (the “5.80% Regulation S Global Note”). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Depositary, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.2 hereof.

(e) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream” and “Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Floating Rate Regulation S Global Notes and the 5.80% Regulation S Global Notes that are held by participants through Euroclear or Clearstream.

Section 2.2 Transfer and Exchange.

(a) The following provisions shall apply to the Notes in lieu of Section 2.8 of the Original Indenture.

Subject to the provisions of Sections 2.3 and 2.4 hereof, when Notes are presented to the office or agency maintained for registration of transfer and exchange as provided in Section 3.2 of the Original Indenture (the “Registrar”) with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations of the same series, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Issuer shall execute and the Trustee shall authenticate Notes at the Registrar’s request.

The Issuer shall not be required to register the transfer of or exchange of any 5.80% Note (i) during a period beginning at the opening of 15 Business Days before the mailing of a notice of redemption of 5.80% Notes and ending at the close of business on the day of such mailing and (ii) selected for redemption, in whole or in part, except the unredeemed portion of any 5.80% Note being redeemed in part.

Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Notes may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry.

Section 2.3 Book-Entry Provisions for Global Notes.

(a) The Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.5 hereof.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or under a Global Note, and the Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of a Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

(b) Interests of beneficial owners in the Global Notes may be transferred or exchanged for certificated Notes (the “Certificated Notes”) in accordance with the rules and procedures of the Depositary and the provisions of Section 2.4 hereof. In addition, Certificated Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Notes of the same series if (i) the Depositary (x) notifies the Issuer that it is unwilling or unable to continue as Depositary for any Global Note or (y) has ceased to be a clearing company registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Issuer within 90 days of such notice or (ii) a Default or an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Certificated Notes.

(c) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall, upon receipt of an authentication order, authenticate and deliver, to each beneficial owner identified by the Depositary in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Certificated Notes of authorized denominations of the same series.

(d) Any Certificated Note constituting a “restricted security” (as defined in Rule 144(a)(3) of the Securities Act) delivered in exchange for an interest in a Global Note pursuant to paragraph (b) or (c) shall, except as otherwise provided by Section 2.4 hereof, bear the Rule 144A Legend (as defined below) or the Regulation S Legend (as defined below), as applicable.

(e) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

Section 2.4 Registration of Transfers and Exchanges.

(a) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

(i) to register the transfer of the Certificated Notes; or

(ii) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations of the same series,

the Registrar shall register the transfer or make the exchange as requested if the requirements under this First Supplemental Indenture as set forth in this Section 2.4 for such transactions are met; provided, however, that the Certificated Notes presented or surrendered for registration of transfer or exchange:

(I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(II) in the case of Certificated Notes the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (x) the date which is two years after the later of the date of original issue and the last date on which the Issuer or any “affiliate” (as defined in Rule 144(a)(1) of the Securities Act) of the Issuer was the owner of such Note or any predecessor thereto (or such shorter period as may be permitted by Rule 144(k) of the Securities Act) and (y) such later date, if any, as may be required by any subsequent change in applicable law (together, the “Resale Restriction Termination Date”), such Certificated Notes shall be accompanied, in the sole discretion of the Issuer, by the following additional information and documents, as applicable:

(A) if such Certificated Note is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (substantially in the form of Exhibit E hereto); or

(B) if such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit E hereto); or

(C) if such Certificated Note is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit E hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit G hereto; or

(D) if such Certificated Note is being transferred to an Institutional Accredited Investor, delivery of certification to that effect (substantially in the form of Exhibit E hereto) and a certificate to the transferee in substantially the form of Exhibit F; or

(E) if such Certificated Note is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect substantially in the form of Exhibit E hereto and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(F) if such Certificated Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit E hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act.

(b) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar, together with:

(i) in the case of Certificated Notes the offer and sale of which have not been registered under the Securities Act and which are presented for transfer prior to the Resale Restriction Termination Date, certification, substantially in the form of Exhibit E hereto, that such Certificated Note is being transferred (I) to a Qualified Institutional Buyer or (II) in an “offshore transaction” in reliance on Regulation S (and, in the case of this clause II, the Issuer shall have received a transferor certificate for Regulation S transfers substantially in the form of Exhibit G hereto); and

(ii) written instructions from the Holder thereof directing the Registrar to make, or to direct the Depositary to make, an endorsement on the applicable Global Note to reflect an increase in the aggregate amount of the Notes represented by the Global Note, then the Registrar shall cancel such Certificated Note and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the principal amount of Notes represented by the applicable Global Note to be increased accordingly. If no Global Note representing Notes held by Qualified Institutional Buyers or Persons acquiring Notes in “offshore transactions” in reliance on Regulation S, as the case may be, is then outstanding, the Issuer shall issue and the Trustee shall authenticate such a Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Beneficial Interests in Global Notes.

Any Person having a beneficial interest in a Global Note may upon request transfer or exchange such beneficial interest for a beneficial interest in a Global Note of the same series. Upon receipt by the Registrar of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Notes the offer and sale of which have not been registered under the Securities Act and which Notes are presented for transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

(A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (substantially in the form of Exhibit E hereto); or

(B) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule l44A, a certification to that effect (substantially in the form of Exhibit E hereto); or

(C) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit E hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit G hereto; or

(D) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of certification to that effect (substantially in the form of Exhibit E hereto) and a certificate of the transferee in substantially the form of Exhibit G hereto; or

(E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit E hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit E hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act, then the Registrar shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Global Note for which the beneficial interest will be transferred to be reduced and, following such reduction, the aggregate principal amount of the Global Note for which the beneficial interest was transferred to be increased by the amount of the beneficial interest to be transferred.

(d) Transfer of a Beneficial Interest in a Global Note for a Certificated Note.

(i) Any Person having a beneficial interest in a Global Note may upon request exchange such beneficial interest for a Certificated Note of the same series. Upon receipt by the Registrar of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Notes the offer and sale of which have not been registered under the Securities Act and which Notes are presented for transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

(A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (substantially in the form of Exhibit E hereto); or

(B) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule l44A, a certification to that effect (substantially in the form of Exhibit E hereto); or

(C) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit E hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit G hereto; or

(D) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of certification to that effect (substantially in the form of Exhibit E hereto) and a certificate of the transferee in substantially the form of Exhibit G hereto; or

(E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit E hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit E hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act, then the Registrar shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the applicable Global Note to be reduced and, following such reduction, the Issuer shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount.

(ii) Certificated Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.4(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar in writing. The Registrar shall deliver such Certificated Notes to the Persons in whose names such Certificated Notes are so registered.

(e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provisions of the Indenture, a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f) Legends. Upon the transfer, exchange or replacement of Notes not bearing the Rule 144A Legend or the Regulation S Legend as permitted hereunder, the Registrar shall deliver Notes that do not bear such legends of the same series. Upon the transfer, exchange or replacement of Notes bearing either the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver only Notes that bear the respective legend unless, and the Trustee is hereby authorized to deliver Notes without the respective legend, if (i) the Resale Restriction Termination Date has occurred or Regulation S Restriction Period has expired, as applicable, (ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act, or (iv) such Note is being issued in connection with the Exchange Offer.

(g) General. By its acceptance of any Note bearing either the Rule 144A Legend or the Regulation S Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this First Supplemental Indenture and in the respective legend and agrees that it shall transfer such Note only as provided in this First Supplemental Indenture.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.3 hereof or this Section 2.4. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the delivery of reasonable written notice to the Registrar.

Section 2.5 Restrictive Legends.

Each Global Note and Certificated Note offered and offered and sold in reliance on Rule 144A shall bear the following legend (the “Rule 144A Legend”) on the face thereof, unless the Trustee is authorized to deliver Notes without such legend pursuant to Section 2.4(f) hereof or otherwise agreed to by the Issuer and the Holder thereof:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH CARDINAL HEALTH, INC. OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CARDINAL HEALTH, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION

SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CARDINAL HEALTH, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Global Note and Certificated Note offered and offered and sold in reliance on Regulation S shall bear the following legend (the “Regulation S Legend”) on the face thereof, unless the Trustee is authorized to deliver Notes without such legend pursuant to Section 2.4(f) hereof or otherwise agreed to by the Issuer and the Holder thereof:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

Each Global Note shall also bear the following legend (the “Global Note Legend”):

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Section 2.6 Exchange Offer.

Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of an authentication order from the Issuer, the Trustee shall authenticate (i) one or more Global Notes not bearing the Rule 144A Legend or the Regulation S Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes bearing the Rule 144A Legend or the Regulation S Legend tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not “affiliates” (as defined in Rule 144(a)(1) of the Securities Act) of the Issuer, (y) they are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any Person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (z) they are acquiring the Exchange Notes in their ordinary course of business and (ii) Certificated Notes not bearing the Rule 144A Legend or the Regulation S Legend in an aggregate principal amount equal to the principal amount of the Certificated Notes not bearing the Rule 144A Legend or the Regulation S Legend accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes bearing the Rule 144A Legend or the Regulation S Legend to be reduced accordingly, and the Issuer shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Global Notes bearing the Rule 144A Legend or the Regulation S Legend so accepted Global Notes not bearing the Rule 144A Legend or the Regulation S Legend in the appropriate principal amount.

ARTICLE THREE

MISCELLANEOUS

Section 3.1 Relation to Original Indenture.

This First Supplemental Indenture supplements the Original Indenture and shall be a part of and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Original Indenture and the Securities issued thereunder shall continue in full force and effect.

Section 3.2 Concerning the Trustee.

The Trustee shall not be responsible for any recital herein, as such recitals shall be taken as statements of the Issuer, or the validity of the execution by the Issuer of this First Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.

Section 3.3 Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 3.4 Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

Section 3.5 Governing Law. This First Supplemental Indenture and the Notes issued hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except as may otherwise be required by mandatory provisions of law.

Section 3.6 Successors. All agreements of the Issuer in this First Supplemental Indenture shall bind the Issuer’s successors. All agreements of the Trustee in this First Supplemental Indenture shall bind the Trustee’s successors.

Section 3.7 Severability. In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.8 Entire Agreement. This First Supplemental Indenture, together with the Original Indenture as amended hereby and the Notes, contains the entire agreement of the parties, and supersedes all other representations, warranties, agreements and understandings between the parties hereto and thereto, oral or otherwise, with respect to the matters contained herein and therein.

Section 3.9 Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture, the Original Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder, any paying agent, any Registrar and the Holders, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this First Supplemental Indenture or the Notes.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

CARDINAL HEALTH, INC.

By:	/s/ Linda S. Harty
	Name:	Linda S. Harty
	Title:	Executive Vice President and Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A. as Trustee

By:	/s/ Karen Z. Kelly
	Name:	Karen Z. Kelly
	Title:	Vice President

Exhibit A

Form of Floating Rate Rule 144A Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH CARDINAL HEALTH, INC. OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CARDINAL HEALTH, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE

TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CARDINAL HEALTH, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No. 14149YAJ7

ISIN No. US14149YAJ73

CARDINAL HEALTH, INC.

Floating Rate Senior Notes due 2009

No. 1	$350,000,000

CARDINAL HEALTH, INC., an Ohio corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in Columbus, Ohio, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) on October 2, 2009 (“Maturity”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, on January 2, April 2, July 2 and October 2 of each year, commencing January 2, 2007, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified herein.

Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 3, 2006, to but excluding the relevant payment date, provided that if an interest payment date for the Notes falls on a day that is not a Business Day, the interest payment date shall be postponed to the next succeeding Business Day. The Issuer will pay interest quarterly in arrears on each interest payment date, commencing January 2, 2007, to the person in whose name the Notes are registered at the close of business on the Business Day preceding the interest payment date. Interest will be computed on the basis of the actual number of calendar days in an interest period and a 360-day year.

The Notes will bear interest for each interest period at a rate determined by the calculation agent. The calculation agent for this purpose is The Bank of New York Trust Company, N.A. until such time as the Issuer appoints a successor calculation agent. The interest rate on the Notes for a particular interest period will be a per annum rate equal to three-month LIBOR as determined on the interest determination date plus 0.27%. The interest determination date for an interest period will be the second London business day preceding such interest period. Promptly upon determination, the calculation agent will inform the Trustee and the Issuer of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the Holders, the Trustee and the Issuer.

A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Telerate Page 3750” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the “Telerate Page 3750” as of 11:00 a.m., London time, or if the “Telerate Page 3750” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P. page “BBAM.”

If no offered rate appears on “Telerate Page 3750” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Issuer) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Upon request from any Holder, the calculation agent will provide the interest rate in effect on the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CARDINAL HEALTH, INC. has caused this instrument to be signed by its duly authorized officers.

Dated: October 3, 2006

CARDINAL HEALTH, INC.

By:
Linda S. Harty
Executive Vice President and Treasurer

Attest:
John M. Adams, Jr.
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

(back of security)

CARDINAL HEALTH, INC.

Floating Rate Senior Notes due 2009

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 18, 1997, duly executed and delivered by the Issuer to The Bank of New York Trust Company, N.A. (successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) dated October 3, 2006 (herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the Floating Rate Senior Notes due 2009 of the Issuer, limited in initial aggregate principal amount to $350,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1. Principal and Interest

The Notes will mature on October 2, 2009.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

2. Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66 2/3% in the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce or impair or affect the rights of any Holder to institute suit for the payment thereof or any right of repayment at the option of the Holder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

4. Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated October 3, 2006 between the Issuer and the initial purchasers named therein.

5. Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, including the First Supplemental Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture, including the First Supplemental Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture, including the First Supplemental Indenture.

6. Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio, except as otherwise may be required by mandatory provisions of law.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

_________________________________________

(Insert assignee’s soc. sec. or tax ID no.)

_________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                               agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:	Signature:
(sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

Exhibit B

Form of Floating Rate Regulation S Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE

SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

CUSIP No.: U1414LAA6

ISIN No.: USU1414LAA62

CARDINAL HEALTH, INC.

Floating Rate Senior Notes due 2009

No. 2	$0

CARDINAL HEALTH, INC., an Ohio corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in Columbus, Ohio, the principal sum of ZERO DOLLARS ($0) on October 2, 2009 (“Maturity”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, on January 2, April 2, July 2 and October 2 of each year, commencing January 2, 2007, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified herein.

Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 3, 2006, to but excluding the relevant payment date, provided that if an interest payment date for the Notes falls on a day that is not a Business Day, the interest payment date shall be postponed to the next succeeding Business Day. The Issuer will pay interest quarterly in arrears on each interest payment date, commencing January 2, 2007, to the person in whose name the Notes are registered at the close of business on the Business Day preceding the interest payment date. Interest will be computed on the basis of the actual number of calendar days in an interest period and a 360-day year.

The Notes will bear interest for each interest period at a rate determined by the calculation agent. The calculation agent for this purpose is The Bank of New York Trust Company, N.A. until such time as the Issuer appoints a successor calculation agent. The interest rate on the Notes for a particular interest period will be a per annum rate equal to three-month LIBOR as determined on the interest determination date plus 0.27%. The interest determination date for an interest period will be the second London business day preceding such interest period. Promptly upon determination, the calculation agent will inform the Trustee and the Issuer of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the Holders, the Trustee and the Issuer.

A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Telerate Page 3750” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the “Telerate Page 3750” as of 11:00 a.m., London time, or if the “Telerate Page 3750” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P. page “BBAM.”

If no offered rate appears on “Telerate Page 3750” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Issuer) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Upon request from any Holder, the calculation agent will provide the interest rate in effect on the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CARDINAL HEALTH, INC. has caused this instrument to be signed by its duly authorized officers.

Dated: October 3, 2006

CARDINAL HEALTH, INC.

By:
Linda S. Harty
Executive Vice President and Treasurer

Attest:
John M. Adams, Jr.
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

(back of security)

CARDINAL HEALTH, INC.

Floating Rate Senior Notes due 2009

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 18, 1997, duly executed and delivered by the Issuer to The Bank of New York Trust Company, N.A. (successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) dated October 3, 2006 (herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the Floating Rate Senior Notes due 2009 of the Issuer, limited in initial aggregate principal amount to $350,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1. Principal and Interest

The Notes will mature on October 2, 2009.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

2. Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66 2/3% in the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce or impair or affect the rights of any Holder to institute suit for the payment thereof or any right of repayment at the option of the Holder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

4. Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated October 3, 2006 between the Issuer and the initial purchasers named therein.

5. Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, including the First Supplemental Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture, including the First Supplemental Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture, including the First Supplemental Indenture.

6. Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio, except as otherwise may be required by mandatory provisions of law.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

______________________________________

(Insert assignee’s soc. sec. or tax ID no.)

__________________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                       agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:	Signature:
(sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

Exhibit C

Form of 5.80% Rule 144A Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH CARDINAL HEALTH, INC. OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CARDINAL HEALTH, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE

TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CARDINAL HEALTH, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No.: 14149YAK4

ISIN No.: US14149YAK47

CARDINAL HEALTH, INC.

5.80% Note due 2016

No. 1	$499,725,000

CARDINAL HEALTH, INC., an Ohio corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in Columbus, Ohio, the principal sum of FOUR HUNDRED NINETY-NINE MILLION AND SEVEN HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($499,725,000) on October 15, 2016, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 15 and October 15 of each year, commencing April 15, 2007, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the April 15 or the October 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from October 3, 2006, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the April 1 or October 1, as the case may be, next preceding such April 15 or October 15.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CARDINAL HEALTH, INC. has caused this instrument to be signed by its duly authorized officers.

Dated: October 3, 2006

CARDINAL HEALTH, INC.

By:
Linda S. Harty
Executive Vice President and Treasurer

Attest:
John M. Adams, Jr.
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:
Authorized Officer

(back of security)

CARDINAL HEALTH, INC.

5.80% Note due 2016

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 18, 1997, duly executed and delivered by the Issuer to The Bank of New York Trust Company, N.A. (successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) dated October 3, 2006 (herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.80% Notes due 2016 of the Issuer, limited in initial aggregate principal amount to $500,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1. Principal and Interest

The Notes will mature on October 15, 2016.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2. Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66 2/3% in the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce or impair or affect the rights of any Holder to institute suit for the payment thereof or any right of repayment at the option of the Holder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the Notes to be redeemed, or

(2) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (1) each of Banc of America Securities LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “primary treasury dealer”), the Issuer shall substitute therefor another primary treasury dealer, and (2) any other primary treasury dealer selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

4. Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

5. Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated October 3, 2006 between the Issuer and the initial purchasers named therein.

6. Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, including the First Supplemental Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture, including the First Supplemental Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture, including the First Supplemental Indenture.

7. Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio, except as otherwise may be required by mandatory provisions of law.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

_______________________________________

(Insert assignee’s soc. sec. or tax ID no.)

_____________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                     agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:	Signature:
(sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

Exhibit D

Form of 5.80% Regulation S Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CARDINAL HEALTH, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CARDINAL HEALTH, INC. AND THE TRUSTEE

SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

CUSIP No.: U1414LAD0

ISIN No.: USU1414LAD02

CARDINAL HEALTH, INC.

5.80% Note due 2016

No. 2	$275,000

CARDINAL HEALTH, INC., an Ohio corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in Columbus, Ohio, the principal sum of TWO HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($275,000) on October 15, 2016, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 15 and October 15 of each year, commencing April 15, 2007, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the April 15 or the October 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from October 3, 2006, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the April 1 or October 1, as the case may be, next preceding such April 15 or October 15.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CARDINAL HEALTH, INC. has caused this instrument to be signed by its duly authorized officers.

Dated: October 3, 2006

CARDINAL HEALTH, INC.

By:
Linda S. Harty
Executive Vice President and Treasurer

Attest:
John M. Adams, Jr.
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:
Authorized Officer

(back of security)

CARDINAL HEALTH, INC.

5.80% Note due 2016

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 18, 1997, duly executed and delivered by the Issuer to The Bank of New York Trust Company, N.A. (successor trustee to J.P. Morgan Trust Company, National Association, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) dated October 3, 2006 (herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.80% Notes due 2016 of the Issuer, limited in initial aggregate principal amount to $500,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1. Principal and Interest

The Notes will mature on October 15, 2016.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2. Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66 2/3% in the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce or impair or affect the rights of any Holder to institute suit for the payment thereof or any right of repayment at the option of the Holder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the Notes to be redeemed, or

(2) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (1) each of Banc of America Securities LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “primary treasury dealer”), the Issuer shall substitute therefor another primary treasury dealer, and (2) any other primary treasury dealer selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

4. Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

5. Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated October 3, 2006 between the Issuer and the initial purchasers named therein.

6. Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, including the First Supplemental Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture, including the First Supplemental Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture, including the First Supplemental Indenture.

7. Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio, except as otherwise may be required by mandatory provisions of law.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

____________________________________

(Insert assignee’s soc. sec. or tax ID no.)

__________________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                               agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:	Signature:
(sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

Exhibit E

Form Of Certificate Of Transfer

Re:	Cardinal Health, Inc. (the “Issuer”)

[Title of Notes] (the “Notes”)

Reference is hereby made to the Indenture, dated as of April 18, 1997 (the “Original Indenture”), between the Issuer and The Bank of New York Trust Company, N.A. (successor to J.P. Morgan Trust Company, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of October 3, 2006 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This Certificate relates to $             principal amount of Notes held in the form of*              a beneficial interest in a Global Note or*              Certificated Notes by              (the “Transferor”).

The Transferor:

☐ has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Certificated Note or Certificated Notes in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐ has requested by written order that the Registrar exchange or register the transfer of a Certificated Note or Certificated Notes.

☐ Such Note is being acquired for the Transferor’s own account, without transfer (in satisfaction of Section 2.4 of the First Supplemental Indenture).

☐ Such Note is being transferred to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

☐ Such Note is being transferred to an institutional “accredited investor” (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act) which delivers a certificate to the Trustee in the form of Exhibit F to the First Supplemental Indenture.

☐ Such Note is being transferred in reliance on Regulation S under the Securities Act and a transfer certificate for Regulation S transfers in the form of Exhibit G to the First Supplemental Indenture accompanies this certification.

☐ Such Note is being transferred in reliance on Rule 144 under the Securities Act. [An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

☐ Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144 under the Securities Act

E-1

to a person other than an institutional “accredited investor.” [An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

[INSERT NAME OF TRANSFEROR]

By:
[Authorized Signatory]

Date:

*	Check applicable box.

E-2

Exhibit F

Form of Transferee Letter of Representation

The Bank of New York Trust Company, N.A.

Attention: Corporate Trust Services

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of April 18, 1997 (the “Original Indenture”), between the Issuer and The Bank of New York Trust Company, N.A. (successor to J.P. Morgan Trust Company, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of October 3, 2006 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate is delivered to request a transfer of $             principal amount of the [Title of Notes] of Cardinal Health, Inc. (the “Issuer”), and any guarantee thereof (the “Notes”). Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name: _____________________________

Address: ___________________________

Taxpayer ID Number: __________________

The undersigned represents and warrants to you that:

1. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the “Securities Act”)) purchasing Notes for our own account or for the account of such an institutional “accredited investor” and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

2. We acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Issuer and receive answers thereto, as we deem necessary.

3. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes that we shall not prior to the date (the “Resale Restriction Termination Date”) that is two years after the later of the original issuance of the Notes and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (or any predecessor thereto) offer, sell or otherwise transfer such Notes except (a) to the Issuer or any subsidiary of the Issuer, (b) inside the United States to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act (c) inside the United States to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee a signed letter

F-1

substantially in the form of this letter (d) outside the United States in an “offshore transaction” in compliance with Rule 904 under the Securities Act (e) pursuant to any other available exemption from the registration requirements of the Securities Act or (f) pursuant to an effective registration statement under the Securities Act. We acknowledge that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the applicable Notes pursuant to clause (c) or (e) above to require the delivery of an Opinion of Counsel, certification and/or other information satisfactory to the Issuer and the Trustee.

We understand that the Trustee shall not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Issuer and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that any Notes purchased by us shall be in the form of definitive physical certificates and that such certificates shall bear a legend reflecting the substance of paragraph 3 of this letter. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that transfers of such Notes are restricted as stated herein and that certificates representing such Notes shall bear a legend to that effect.

We represent that the Issuer and the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

As used herein, the terms “offshore transaction,” “United States” and “U.S. person” have the respective meanings given to them in Regulation S under the Securities Act.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Dated: ________________________________	TRANSFEREE:

By:

F-2

Exhibit G

Form of Certificate To Be

Delivered in Connection

with Regulation S Transfers

                        ,

The Bank of New York Trust Company, N.A.

Attention: Corporate Trust Services

Re:	Cardinal Health, Inc.

[Title of Notes] (the “Notes”)

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of April 18, 1997 (the “Original Indenture”), between the Issuer and The Bank of New York Trust Company, N.A. (successor to J.P. Morgan Trust Company, successor trustee to Bank One, N.A., which was formerly known as Bank One, Columbus, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of October 3, 2006 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed sale of $             aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a person in the United States;

(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a “designated offshore securities market” and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3) no “directed selling efforts” have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) we have advised the transferee of the transfer restrictions applicable to the Notes.

G-1

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

[Name of Transferor]

By:

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